Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Favorable demographics and improving metrics Strong growth in same-store community net income Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Company Overview Owns and/or operates 61 communities in 22 states No. of Communities Resident Capacity Resident Capacity Resident Capacity Resident Capacity No. of Communities IL AL SN Total Wholly Owned 25 3,578 298 50 3,926 JV Ownership/Mgmt. 12 454 981 - 1,435 Leased 18 2,352 577 120 3,049 Management Only 6 791 85 - 876 Total 61 7,175 1,941 170 9,286 Percentage 77% 21% 2% 100%

Senior Living Industry Demographics 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ 16.6 17.9 18.5 19.6 22.3 27 32.6 Population Age 85+ 4.2 4.9 5.8 6.4 6.7 7.4 8.9 Source: U.S. Census Bureau

AL IL CCRC East 35 30 10 Senior Living Industry Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 AL IL CCRC 0.29 0.38 0.33 • Seniors Housing Supply by Number of Properties (15,857 properties) • Seniors Housing Supply by Number of Units (1,918,112 units) AL IL CCRC

Senior Housing Construction New Units Under Construction 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 42760 47863 62064 37755 22687 16929 19907 23552 23362 Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 CAGR of 1.3%

Senior Housing Construction Source: American Seniors Housing Association Seniors Housing Construction Report, 2005 NIC Key Financial Indicators 1997 1998 1999 2000 2001 2002 2003 2004 2005 IL 9671 10206 13042 12415 9274 5077 6028 7216 6843 AL 22380 32666 31273 14096 8005 3627 6147 6034 6022 CCRC 10709 4991 17749 6244 5408 8225 7732 10302 10497 Total Units and Industry Occupancy Percentages

Source: National Investment Center for the Seniors Housing & Care Industry Note: Q1 2005 data not available Senior Living Industry Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q1 Independent Living 0.1 0.099 0.104 0.103 0.1 0.091 0.094 0.091 0.082 0.082 0.085 0.082 Assisted Living 0.109 0.114 0.114 0.11 0.109 0.108 0.109 0.105 0.092 0.093 0.089 0.089 Senior Housing Capitalization Rates 2003 2004 2005 2006

The Capital Advantage: Independent Lifestyles

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: High-Quality Communities

? Wholly Owned (25) ? JV Ownership/Managed (12) ? Leased (18) ? Management Only (6) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? SW Region Duane Ness (13) Linda McAlister (10) Midwest Region Mark West (20) Gary Fernandez (9) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Dallas Region Carole Burnell (9) Rob Goodpaster (30) ? ? ? ? ? The Capital Advantage: Established National Platform Texas Region Greg Boemer (14) Lynda Warren (26) (Parenthetical indicates years of experience in industry.) Central Plains Region Kevin Wilbur (9) Marla Rhoads (14) Western Region Lesley Tejada (28) Jolene Carlson (15) Eastern Region Gary Vasquez (26) Tina Tedford (18) ? ? ? ? ? ? ? ?

The Capital Advantage: 161 Years of Management Expertise (Parenthetical indicates years of experience in industry.) James A. Stroud Chairman (21) Lawrence A. Cohen Vice-Chairman/CEO (21) Keith N. Johannessen President/COO (27) Rob L. Goodpaster VP Marketing (29) David W. Beathard VP Operations (32) Glen H. Campbell VP Development (31)

The Capital Advantage: Proven Track Record Stabilized Operating Results Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Occupancy 1 91.0% 92.5% 89.0% Operating Margins 2,3 48.0% 47.1% 38.4% Second Quarter 2006 CSU and First Quarter 2006 NIC Key Financial Indicators Before property taxes, insurance and management fees Second Quarter 2006 CSU and from The State of Seniors Housing 2005 by the American Seniors Housing Association (ASHA)

The Capital Advantage: Proven Track Record All Communities Under Management Same Store Analysis Source: Second Quarter 2006 CSU and from The State of Seniors Housing 2005 by the American Seniors Housing Association (ASHA) Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Revenues 8.5% 4.6% 6.1% Operating Expenses 4.4% 4.9% 8.0% NOI 16.1% 5.0% 10.0% Occupancy 2.7% 0.3% 2.1%

Yearly Median Increases in Resident Revenue Year Independent Living Independent Living Assisted Living Assisted Living Year Existing Residents New Residents Existing Residents New Residents 2005 4% 4% 5% 5% 2004 4% 4% 5% 5% 2003 4% 5% 4% 5% 2002 4% 5% 5% 5% 2001 4.5% 5% 5% 5.5% 2000 4% 5% 4% 4.5% 1999 4% 4% 3.5% 5% 1998 4% 4% 4% 5% 1997 3.5% 4% 3.5% 5% 1996 3.5% 4% 4% 5% 1995 4% 4% 4% 5% Source: ASHA The State of seniors Housing 2005

2006 Business Plan Sale/leaseback transactions Generate gains Monetize equity in communities Reduce and fix interest rates on remaining debt Exercise option to purchase seven CGI communities Maximize value of communities Improve operating income Increase assisted living capacity Expand ancillary/supportive services

2006 Business Plan Acquisitions Joint Ventures REIT acquisitions / leasebacks Increase third-party fee income Management Development

Initial lease term of 10 years with renewal options Gains recognized over 10 years Initial lease rate is 8% with conditional escalation provisions Sale/Leaseback Transactions $ in Millions Blackstone JV Towne Centre Three Communities CGIM Total Sales Price $85.0 $29.0 $54.0 $43.0 $211.0 CSU Gain $4.2 $14.5 $12.8 $3.6 $35.1 CSU Proceeds $6.1 $12.7 $23.0 $3.6 $45.4 CSU Debt Retirement - $16.2 $29.3 - $45.5

Example of Lease Economics Year 1 Year 2 Increase % Revenue $5,000,000 $5,300,000 $300,000 6.0% Operating Expense $3,000,000 $3,120,000 $120,000 4.0% EBITDAR $2,000,000 $2,180,000 $180,000 9.0% Lease Expense $1,600,000 $1,640,000 $40,000 2.5% EBITDA $400,000 $540,000 $140,000 35.0%

Operating Leverage from Achieving 93% Occupancy in Consolidated Communities $143.9 Million $7.2 Million Annualized revenue as of June 2006 Effect of a 5% increase in average rents $5.7 Million Effect of achieving 93% average occupancy

Growth Strategies: Joint Ventures Joint venture partners Blackstone GE Healthcare Prudential Seeking additional acquisitions of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management fees, return on equity investment and potential additional incentives

Joint Ventures: Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 8.0% 9.0% 8.0% 9.0% Interest Rate 6.25% 6.25% 6.25% 6.25% ROE 13.3% 17.3% 12.0% 15.4% ROE with 25-year amortization 8.0% 12.0% 8.0% 11.3%

Example of Joint Venture Economics Venture CSU Partner NOI $ 10,000,000 Cap Rate 8% Purchase Price $125,000,000 Debt $ 93,750,000 Equity $ 31,250,000 $3,125,000 $28,125,000 Revenues $ 30,000,000 Mgt. Fees (5%) $1,500,000 ROE (13.3%) $ 414,100 $ 3,726,600 Total First Year Return $1,914,100 $ 3,726,600 Total Return % 61% 13%

Income Statement: Q2 Comparison 2006 2005 (in millions, except per share) (in millions, except per share) Resident & Health Care Revenue $33.3 $23.5 Other Revenue 0.6 0.9 Total Revenues $33.9 $24.4 Operating Expenses 21.5 16.2 General & Administrative Expenses 2.7 2.4 Lease Costs Depreciation & Amortization 3.8 2.9 - 3.2 Total Expenses $30.9 $21.8 Income from Operations 3.0 2.6 Other Income/(Expense) (3.4) (4.3) Taxes & Minority Interests 0.1 0.6 Net Income Earnings Per Share Cash Earnings Per Share ($0.3) ($0.01) $0.11 ($1.1) ($0.04) $0.08 • 2006 excludes stock-based compensation; write-offs of deferred loan costs; Texas state income adjustment; and 2005 excludes treasury rate locks

Balance Sheet ASSETS ASSETS Cash and Securities $ 25.7 Other Current Assets 24.1 Total Current Assets $ 49.8 Fixed Assets $314.9 Other Assets 32.2 TOTAL ASSETS $396.9 As of June 30, 2006 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 27.9 Long-Term Debt 198.7 Other Liabilities 27.8 Total Liabilities $254.4 Stockholders' Equity $142.5 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $396.9